UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2004

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma		74012

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

On November 30, 2004, XETA Technologies, Inc. issued a press release reporting the Company’s financial results for the fourth fiscal quarter and year ending October 31, 2004, and stating revenue, gross profit margin, and earnings targets for fiscal 2005.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)          Exhibits.

          99.1     Press release issued by XETA Technologies, Inc. dated November 30, 2004.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA TECHNOLOGIES, INC. (Registrant)

Dated: November 30, 2004	By:	/s/ ROBERT B. WAGNER

Robert B. Wagner
Chief Financial Officer

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